UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2007

ICON INCOME FUND EIGHT B L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-37504	13-4101114
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Fifth Avenue, 4th Floor, New York, New York	10011
(Address of principal executive offices)	(Zip Code)

(Address of Principal Executive Offices)
____________________

(212) 418-4700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

ICON Capital Corp., the General Partner of ICON Income Fund Eight B L.P. (the "Partnership”), determined that it is in the best interest of the Partnership and the Limited Partners for the Reinvestment Period, which was anticipated to end on or about April 16, 2007, to be extended for an additional two months to June 2007 while the General Partner continues to pursue investment opportunities for the Partnership. Cash distributions to the Limited Partners will continue at the annualized rate of 8.00% during the extended Reinvestment Period. The Partnership will notify you in advance of the commencement of the Liquidation Period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON INCOME FUND EIGHT B L.P.
By: ICON CAPITAL CORP., its General Partner

Dated: March 26, 2007	By: /s/ Thomas W. Martin
Thomas W. Martin
President